Exhibit 10.17

                                            DECLARATIONS
                                            AUTO RESIDUAL VALUE INSURANCE POLICY


1.   INSURED:                               Policy Number: XXXXXXXX
     World Omni Financial Corp. as
     Servicer (and any successor            FEDERAL INSURANCE COMPANY
     servicer), World Omni Lease            Incorporated  under the laws of
     Securitization L.P., VT Inc.           Indiana, a stock insurance  company,
     as Origination Trustee of              herein called  the Company
     World Omni LT, and The Bank
     of New York, as Trustee for
     the World Omni 1998-A Automobile
     Lease Securitization Trust, Auto
     Lease Finance L.P.

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2.  ADDRESS OF INSURED:                     120 N.W. 12th Avenue
                                            Deerfield Beach,  Florida  33442


3.  POLICY PERIOD:                          From ________ 1998 to _________ 2003


4.  LIMIT OF LIABILITY:                     The maximum Limit of Liability for
                                            any one Leased Vehicle is the lesser
                                            of (a) $60,000 or (b) the Residual
                                            Value of such Leased Vehicle.


5.  POLICY PREMIUM:                         [__]% of the Total Residual Values













               F E D E R A L    I N S U R A N C E    C O M P A N Y








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Date                                                   Authorized Representative


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Auto Residual Value Insurance Policy                                 Page 1 of 8


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In consideration of the payment of the premium charged and subject to the
Declarations, conditions, provisions and other terms of this Policy, the Company agrees as follows:


SECTION 1 - INSURING CLAUSE

The Company shall indemnify the Insured for Insured Residual Value Loss Amount.

No amount shall be payable by the Company hereunder, except in accordance with
Section 3.03 of the Securitization Trust Agreement.


SECTION 2 - DEFINITIONS

When used with respect to insurance under this contract:

A.   Approved Residual Value Publication means either:

     (a) World Omni National VT Accounts Residual Lease Guide/Dealer Bulletins;
     (b) World Omni/Southeast Toyota Finance Residual Lease Guide/Dealer Bulletins; or
     (c) other Lease Guides and Dealer Bulletins published by World Omni Financial Corp. and furnished to originating dealers.


B. Lease Agreement means the closed-end motor vehicle lease agreement for a Leased Vehicle.


C. Insured means the entities named in Item 1 of the Declarations and its duly authorized agents as notified to the Company.


D.   Insured Residual Value Loss Amount shall have the meaning as defined in
     Section 1.01 of the Securitization Trust Agreement.


E. Leased Vehicle shall mean an automobile or light duty truck which is the subject of a retail closed-end lease contract included in the World Omni 1998-A Automobile Lease Securitization Trust, and scheduled and on file with the Company in accordance with Section 3.A of this Policy.


F. Matured Vehicle means any Leased Vehicle returned to the servicer in accordance with the terms of the related Lease Agreement.


G. Proof of Loss Documentation shall mean the schedule attached to this Policy as Exhibit 1 which outlines the information that may be requested by the Company from the Insured in the event of a claim.


H. Residual Value shall mean the residual value of a Leased Vehicle as stated in the Lease Agreement for such Leased Vehicle. The Residual Value shall be calculated utilizing the Approved Residual Value Publication. The Residual Value of a Leased Vehicle shall be adjusted as provided in the Approved Residual Value Publication for additions and deductions due to the presence or absence of optional equipment. In the event a claim is made for under this Policy, all Residual Value calculations are subject to audit by the Company.

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Auto Residual Value Insurance Policy                                 Page 2 of 8


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I.   Revolving Period shall have the meaning as defined in the Supplement to the
     Trust Agreement.


J. Securitization Trust Agreement means the "Securitization Trust Agreement" dated as of ______ between WORLD OMNI LEASE SECURITIZATION L.P. and THE BANK OF NEW YORK AS INDENTURE TRUSTEE, attached hereto and made part of this Policy.


K. Supplement to the Trust Agreement means the "SUPPLEMENT 1998-A TO THE TRUST AGREEMENT" dated as of _______ between AUTO LEASE FINANCE L.P. and ___________as Trustee of WORLD OMNI L.T.


L. Termination Report means a monthly list of each Leased Vehicle for which the Lease Agreement terminated in the prior month. Such report shall be submitted within 30 days after the end of each month and include the following as respects each Leased Vehicle:

     1.  make, model, and Vehicle Identification Number;
     2.  Residual Value;
     3.  Manufacturer's Suggested Retail Price and Capitalized Cost;
     4.  Lease Origination Date and Lease Termination Date;
     5.  date Lease Agreement was terminated; and
     6.  such other information as may be reasonably requested by the Company.


M. Total Residual Values means the sum of the Residual Values for all Leased Vehicles.


N. Vehicle Schedule means a schedule of all Leased Vehicles. The Insured must provide the Vehicle Schedule at the inception date of the Policy, and thereafter within thirty days after each month of the Revolving Period. Such schedule shall list the following as respects each Leased Vehicle:

     1.  make, model, and Vehicle Identification Number;
     2.  Residual Value;
     3.  Manufacturer's Suggested Retail Price and Capitalized Cost;
     4.  Lease Origination Date and Lease Termination Date;
     5.  amount of Premium due; and
     6.  such other information as may be reasonably requested by the Company.


SECTION 3 - CONDITIONS PRECEDENT TO LIABILITY

The Company shall not be liable for any Insured Residual Value Loss Amount with respect to any Leased Vehicle, unless the following conditions have been fulfilled:


A.   VEHICLE SCHEDULE AND PREMIUM PAYMENT

     At inception of this Policy and within thirty (30) days of the end of each month during the Revolving Period, the Insured shall furnish to the Company a Vehicle Schedule and shall tender the appropriate premium therefor.

     The Insured shall pay a premium for each Leased Vehicle in the amount of [__]% of the Residual Value of such Leased Vehicle on the date which the Vehicle Schedule listing such Leased Vehicle is submitted to the Company.

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Auto Residual Value Insurance Policy                                 Page 3 of 8


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B.   TERMINATION REPORT

     On a monthly basis through out the Policy Period, the Insured shall furnish to the Company a Termination Report.


C.   AMENDMENTS

     Any amendment to any of the documents (on file with the Company) which would have a material impact the on the insurance provided hereunder, must be submitted to and approved by the Company prior to use. Such approval shall not be unreasonably withheld.


D.   DISPOSITION OF MATURED VEHICLES

     All Matured Vehicles shall be sold as soon as practicable after such Matured Vehicle has been returned to the servicer, at the Insured's expense and in accordance with the policies and procedures on file with the Company.


SECTION 4 - EXCLUSIONS

This Policy does not directly or indirectly cover loss caused by or attributable to:

A. physical or mechanical damage, destruction or disappearance of any Leased Vehicle;

B. fraudulent, dishonest, criminal, or malicious acts of the Insured, the lessee, or any agent, servant, or employee of either;

C. the inability of the Insured to obtain possession of any Leased Vehicle on or after the Lease Termination Date (subject to any rights of the obligor to extend the Lease Agreement as permitted therein, or purchase of the Leased Vehicle);

D. any vehicle which is not produced by the original manufacturer to U.S. specifications and standards; or

E. commercial use of any vehicle as a taxi cab, public omnibus, livery, sightseeing conveyance, or for any carrying of goods or passengers for hire.


SECTION 5 - GENERAL POLICY PROVISIONS

A.   PAYMENT OF LOSS

     The Insured shall be entitled to make a claim for payment under this Policy provided that such claim is made in accordance with Section 3.03(e) of the Securitization Trust Agreement.

     The Company shall pay to the Insured the Insured Residual Value Loss Amount within five (5) calendar days after the Insured provides written provides written notice of claim as described in Section 5.B of this Policy. In the event the Company asserts a basis for not paying a claim hereunder, the Company shall, notwithstanding any other provision of this Policy, pay such claim and thereafter assert its rights for non-payment of a claim under
     Section 5.M hereunder.

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Auto Residual Value Insurance Policy                                 Page 4 of 8


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B.   NOTICE OF LOSS

     In the event of a claim under this policy, the Insured shall give written notice of claim to the Company as soon as practicable, and make available copies of all readily available documentation the Insured has on file. Such written notice of claim must state the underlying numbers and calculations used as the basis for determining such claim, in accordance with the definition of Insured Residual Value Loss Amount. The Insured shall give the Company full cooperation and such information as it may reasonably require. At the Company's request, the Insured shall submit Proof of Loss Documentation to the Company as soon as practicable but not later than thirty (30) days after requested.

     Notice to the Company under this Policy shall be given in writing addressed to:

     Notice of Claim:                                All Other Notices:
     Home Office Claims Department                   Manager, Department of Financial Institutions
     Chubb Group of Insurance Companies              Chubb Group of Insurance Companies
     15 Mountain View Road                           15 Mountain View Road
     Warren, NJ  07059                               Warren, NJ  07059

     Such notice shall be effective on the date of receipt by the Company at such address.


C.   LIMIT OF LIABILITY

     The maximum Limit of Liability for any Leased Vehicle is the lesser of (a) $60,000 or (b) the Residual Value of such Leased Vehicle.


D.   TERMINATION

     This Policy may not be canceled by the Company.

     This Policy shall terminate at the earliest of the following:

         (i)  the expiration of the Policy Period as stated in the Declarations;
              or

         (ii) the termination of the Trust in accordance with section 7.01 of the Securitization Trust Agreement.

     The premium for this Policy is non-refundable and fully earned at the inception date of this Policy.


E.   PREMIUM

     The Insured shall pay the Company a policy premium in the amount of [__]% of the Total Residual Values. Premium shall be paid as each Leased Vehicle is reported in accordance with Section 3.A of this Policy. Premium due or received by the Company shall be non-refundable and fully earned.


F.   EXAMINATION OF RECORDS

     The Insured shall, by mutual agreement with the Company as to time and place, and as often as may be reasonably required during the term of this Policy and up to one year following the date the last Leased Vehicle reached its lease termination date, produce for examination by the Company or its duly authorized representatives, all books and records, inventories and accounts relating to this Policy.

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G.   INSPECTION

     The Company or its designee or representative, shall have the right, but not the obligation to inspect the Leased Vehicles at any time; and the Company, insofar as it is within the Insured's power, shall cooperate with the Company in any such inspection. However, under no circumstances shall the Company or its designee or representative, have the right to inspect a Leased Vehicle which is in the possession of an obligor.


H.   ASSIGNMENT

     This Policy shall not be assigned or transferred by the Insured without the prior written consent of the Company, provided, however, such prior written consent shall not be required in connection with any financing by the Insured of the Leased Vehicles.


I.   SUBROGATION

     In the event of any payment under this Policy, the Company shall be subrogated to all the Insured's rights of recovery therefore against any person or entity other than the entity named in Item 1 of the Declarations or any Additional Insured named in a written endorsement to the Policy and the Insured shall execute and deliver all instruments and papers and do whatever else is necessary to secure such rights. The Insured shall do nothing to prejudice such rights.


J.   MISREPRESENTATION

     No misrepresentations or breach of warranty made by the Insured on its behalf in the negotiation of this Policy, affects the Company's obligation under this Policy, unless the Company relies on it, and it is either (i) material or made with intent to deceive, or (ii) the facts misrepresented or falsely warranted materially contribute to the Insured Residual Value Loss Amount.

     No failure of a condition under Section 3 of this Policy, and no breach of a warranty affect the Company's obligation under this Policy unless it exists at the time of a claim being made for Insured Residual Value Loss Amount, and either (i) materially increases the risk at the time of a claim being made for the Insured Residual Value Loss Amount or (ii) materially contributes to the Insured Residual Value Loss Amount. The provisions of this condition do not apply to failure to tender payment of Premium.


K.   ACTION AGAINST THE COMPANY

     No actions shall lie against the Company unless, as a condition precedent thereto, there shall have been full compliance by the Insured with all the terms of this Policy.


L.   ARBITRATION

     It is hereby understood and agreed that all disputes or differences which may arise under or in connection with this Policy, whether arising before or after termination of this Policy, including any determination of the amount of the Insured Residual Value Loss Amount, shall be submitted to the American Arbitration Association under and in accordance with its then prevailing commercial arbitration rules. The arbitrators shall be chosen in the manner and within the time frames provided by such rules. If permitted under such rules, the arbitrators shall be three disinterested individuals having knowledge of the legal, corporate management, or insurance issues relevant to the matters in dispute.

     Any party may commence such arbitration proceeding in New York, New York; Atlanta, Georgia; Chicago, Illinois; or Denver, Colorado. The arbitrators shall give due consideration to the general principles of Delaware law in the construction and interpretation of the provisions of this policy; provided, however, that the terms, conditions, provisions and exclusions of this Policy are to be construed in an evenhanded fashion as between the parties,

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     including without limitation, where the language of this Policy is alleged to be ambiguous or otherwise unclear, the issue shall be resolved in the manner most consistent with the relevant terms, conditions, provisions or exclusions of the Policy (without regard to the authorship of the language, the doctrine of reasonable expectation in favor of either party or parties and in accordance with the intent of the parties.)

     The written decision of the arbitrators shall be provided to both parties and shall be binding on them. The arbitrators' award shall not include punitive damages, attorney fees or other costs.

     Each party shall equally bear the expenses of arbitration.


M.   CONFORMITY WITH STATUTE

     Where the terms of this Policy and forms attached thereto are in conflict with the statutes wherein this Policy is issued, such are hereby amended to conform to those statutes. This Policy shall be deemed to be issued under, and shall be governed by and construed under, the laws of the State of Florida.


N.   DECLARATIONS

     By acceptance of this Policy, the Insured agrees that the statements in the Declarations are the agreements and representations, and that this Policy supersedes all agreements existing between the Insured and the Company relating to this insurance.


O.   BANKRUPTCY

     Bankruptcy or insolvency of the Insured or the Insured's estate shall not relieve the Company of any of its obligations hereunder. If, however, the Insured be adjudged bankrupt or insolvent within the Policy term, this Policy shall cover the Insured's legal representatives for the unexpired portion of such term.


P.   WAIVER

     No waiver or modification of this Policy shall be effective unless it be in writing and signed by a duly authorized officer of the Company and World Omni Financial Corp. as Servicer. The failure of the Company to enforce any provision of this Policy shall not constitute a waiver by the Company of any such provision. The past waiver of a provision by the Company shall not constitute a course of conduct or a waiver in the future of that same provision.


Q.   SERVICE OF SUIT

     Subject to Section 5.M of this Policy, it is agreed that in the event of failure of the Company to pay any amount claimed to be due hereunder, the Company, at the request of the Insured, will submit to the jurisdiction of a court of competent jurisdiction within the United States. Nothing in this condition constitutes or should be understood to constitute a waiver of the Company's right to commence an action in any court of competent jurisdiction in the United States, to remove an action to a United States District Court or to seek a transfer of a case to another court as permitted by the laws of the United States or of any stated in the United States. It is further agreed that service of process in such suite may be made upon Counsel, General Counsel Department, Federal Insurance Company, 15 Mountain View Road, Warren, New Jersey 07059, or his or her representative, and that in any suit instituted against the Company upon this Policy, the Company will abide by the final decision of such court or of any appellate court in the event of any appeal.

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     Further, pursuant to any statute of any state, territory, or districts of the United States which makes provision therefor, the Company hereby designates the Superintendent, Commissioner, or Director of Insurance, or other officer specified for that purpose in the statute, or his or her successor or successors in office as its true and lawful attorney upon whom may be served any lawful process in any action, suit, or proceeding instituted by or on behalf of the Company or any beneficiary hereunder arising out of this Policy of insurance, and hereby designates the above named Counsel as the person to whom the said officer is authorized to mail such process or a true copy thereof.


R.   TITLES OF PARAGRAPHS

     The titles of the various paragraphs of this Policy and endorsements, if any attached to this Policy are inserted solely for convenience or reference and are not to be deemed in any way to limit or affect the provisions to which they relate.







IN WITNESS WHEREOF, the Company has caused this Policy to be signed by a duly authorized representative of the Company.








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                                    Exhibit 1

                           PROOF OF LOSS DOCUMENTATION



1.   Detailed calculation of Insured Residual Value Loss Amount including:

     a. Investor Percentage with respect of Loss Amounts for the related Collection Period;

     b. The portion of the Residual Value Loss Amount incurred during such Collection Period that is allocable to the 1998-A SUBI Interest; and

     c. The Shortfall, if any, described in clause (ii) of Section 3.03(e) of the Securitization Trust Agreement.


2.   Detailed Calculation of Residual Value Loss Amount including:

     a. The amount transferred to the 1998-A SUBI Collection Account from the Residual Value Surplus account on the related Deposit Date pursuant to clauses (i) and (ii) of Section 12.03(b) of the 1998-A SUBI Supplement

     b. The sum of:

          (i) the Residual Values of all 1998-A Leased Vehicles included in Matured Leased Vehicle Inventory as of the last day of the related Collection Period but which as of such day had remained unsold and not otherwise disposed of by the Service for at least two full Collection Periods;

          (ii) any excess of the sum of the booked Residual Values of all Matured Vehicles sold or otherwise disposed of from Matured Leased Vehicle Inventory during the related Collection Period over Net Matured Vehicle Proceeds; and

          (iii) the Early Termination Amount (i.e. the sum of the remaining Discounted Principal Balances, as of the end of the related Collection Period, of Early Termination Contracts that became Early Termination Contracts during the related Collection Period, such Discounted Principal Balance calculated without reference to payments made in the form of non-cash items).

     c. The excess of 2.b. over 2.a.

     d. Individual Leased Vehicle Detail for 2.b.(i) as follows:

          (i)     Vehicle Identification Number

          (ii)    Vehicle Year

          (iii)   Vehicle Make

          (iv)    Vehicle Model

          (v)     Original Equipment Cost

          (vi)    Original Residual Value

          (vii)   Lease Termination Date

          (viii) Days Not Sold, beginning on the date when the Vehicle became a Matured Vehicle

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Auto Residual Value Insurance Policy


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     e. Individual Leased Vehicle Detail for 2.b.(ii) as follows:

          (i)     Vehicle Identification Number

          (ii)    Vehicle Year

          (iii)   Vehicle Make

          (iv)    Vehicle Model

          (v)     Original Equipment Cost

          (vi)    Original Residual Value

          (vii)   Lease Termination Date

          (viii)  Vehicle Proceeds

          (ix)    Total Loss

     f. Individual Leased Vehicle Detail for 2.b.(iii) as follows:

          (i)     Vehicle Identification Number

          (ii)    Vehicle Year

          (iii)   Vehicle Make

          (iv)    Vehicle Model

          (v)     Original Equipment Cost

          (vi)    Original Residual Value

          (vii)   Lease Termination Date

          (viii)  Pay off Amount

          (ix)    Total Loss

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Auto Residual Value Insurance Policy